American Century International Bond Funds Summary Prospectus and Prospectus Supplement Emerging Markets Debt Fund
Supplement dated December 7, 2019 ■ Summary Prospectus and Prospectus dated March 1, 2019

The following replaces the Portfolio Managers section on page 6 of the summary prospectus and prospectus:
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2009.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1987.
Thomas Youn, Portfolio Manager and Senior Corporate Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014.
Alessandra Alecci, Vice President, Portfolio Manager and Senior Sovereign Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2015.

The following replaces The Fund Management Team section on pages 10-11 of the prospectus.
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Fixed Income Investment Committee, which is responsible for periodically adjusting the fund’s dynamic investment parameters based on economic and market conditions. Each portfolio manager is responsible for security selection and portfolio construction for the fund within these parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.
The individuals listed below are jointly and primarily responsible for the day-to-day management of the fund described in this prospectus.
John A. Lovito (Global Fixed Income Investment Committee Representative)
Mr. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2009. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.
Brian Howell
Mr. Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 1987. He has a bachelor’s degree in mathematics/statistics and an MBA in finance from the University of California – Berkeley.
Thomas Youn
Mr. Youn, Portfolio Manager and Senior Corporate Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014. Prior to joining American Century Investments, he was a credit research analyst with Lord, Abbett & Co., LLC. He has a bachelor’s degree in biology from Brown University and an MBA from The University of Chicago Booth School of Business.
Alessandra Alecci
Ms. Alecci, Vice President, Portfolio Manager and Senior Sovereign Analyst, has served on teams managing fixed-income investments since joining the advisor in 2015. Prior to joining American Century Investments, she was an emerging markets analyst for Lazard Asset Management and a sovereign analyst for Moody’s Investors Service. She has a bachelor’s degree in history from New York University and a master’s degree in international economic policy from the School of International and Public Affairs at Columbia University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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